UMH Properties, Inc. | Second Quarter FY 2016 Supplemental Information	2

Financial Highlights
(unaudited)
	Three Months Ended		Six Months Ended
	6/30/2016	6/30/2015	6/30/2016	6/30/2015
Operating Information
Number of Communities			98	92
Rental and Related Income	$22,423,876	$17,937,342	$44,210,056	$35,153,028
Community Operating Expenses	$10,718,738	$9,139,539	$21,274,676	$17,952,028
Community NOI	$11,705,138	$8,797,803	$22,935,380	$17,201,000
Expense Ratio	47.8%	51.0%	48.1%	51.1%
Sales of Manufactured Homes	$2,786,831	$1,616,101	$4,505,025	$2,744,501
Number of Homes Sold	49	32	90	56
Number of Rentals Added	228	175	410	297
Net Income	$3,051,462	$203,982	$4,957,931	$922,499
Net Loss Attributable to Common Shareholders	$(682,729)	$(1,685,165)	$(1,566,007)	$(2,855,795)
EBITDA	$12,719,859	$8,305,880	$24,178,572	$16,388,956
FFO	$5,041,464	$2,839,959	$9,661,940	$5,892,890
Core FFO	$5,041,464	$3,117,603	$9,661,940	$6,276,665
Normalized FFO	$4,259,091	$3,096,055	$8,647,562	$6,321,917

Shares Outstanding and Per Share Data
Weighted Average Shares Outstanding
Basic	27,314,361	25,645,978	27,221,879	25,210,785
Diluted	27,435,570	25,702,375	27,300,688	25,262,049
Net Loss Attributable to Common Shareholders per Share -
Basic and Diluted	$(0.03)	$(0.06)	$(0.06)	$(0.11)
FFO per Share-
Basic and Diluted	$0.18	$0.11	$0.35	$0.23
Core FFO per Share-
Basic and Diluted	$0.18	$0.12	$0.35	$0.25
Normalized FFO per Share-
Basic and Diluted	$0.16	$0.12	$0.32	$0.25

Dividends per Common Share	$0.18	$0.18	$0.18	$0.18

Balance Sheet
Total Assets			$652,048,063	$506,012,157
Total Liabilities			$344,734,788	$300,466,761

Market Capitalization
Total Debt			$331,907,203	$286,073,543
Equity Market Capitalization			$310,625,561	$255,062,199
Series A Preferred Stock			$91,595,000	$91,595,000
Series B Preferred Stock			$95,030,000	$-0-
Total Market Capitalization			$829,157,764	$632,730,742

UMH Properties, Inc. | Second Quarter FY 2016 Supplemental Information	3

Consolidated Balance Sheets
	June 30, 2016	December 31, 2015
	(unaudited)
ASSETS
Investment Property and Equipment
Land	$45,476,314	$45,477,814
Site and Land Improvements	383,318,656	377,215,400
Buildings and Improvements	20,523,713	20,307,097
Rental Homes and Accessories	153,137,085	134,708,763
Total Investment Property	602,455,768	577,709,074
Equipment and Vehicles	14,347,781	13,697,460
Total Investment Property and Equipment	616,803,549	591,406,534
Accumulated Depreciation	(128,668,192)	(117,761,146)
Net Investment Property and Equipment	488,135,357	473,645,388

Other Assets
Cash and Cash Equivalents	9,590,541	6,535,897
Securities Available for Sale at Fair Value	103,916,497	75,011,260
Inventory of Manufactured Homes	17,833,512	14,311,410
Notes and Other Receivables, net	20,079,127	20,028,574
Prepaid Expenses and Other Assets	4,454,184	4,062,813
Land Development Costs	8,038,845	6,722,048
Total Other Assets	163,912,706	126,672,002

TOTAL ASSETS	$652,048,063	$600,317,390

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgages Payable, net of Unamortized Debt Issuance Costs	$286,582,582	$283,049,802
Other Liabilities
Accounts Payable	3,351,494	2,816,290
Loans Payable, net of Unamortized Debt Issuance Costs	45,324,621	57,862,206
Accrued Liabilities and Deposits	5,410,045	6,696,577
Tenant Security Deposits	4,066,046	3,654,090
Total Other Liabilities	58,152,206	71,029,163
Total Liabilities	344,734,788	354,078,965

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
Series A - 8.25% Cumulative Redeemable Preferred Stock, par value $0.10 per share: 3,663,800 shares authorized, issued and outstanding as of June 30, 2016 and December 31, 2015, respectively	91,595,000	91,595,000
Series B - 8.0% Cumulative Redeemable Preferred Stock, par value $0.10 per share: 4,000,000 and 2,000,000 shares authorized; 3,801,200 and 1,801,200 shares issued and outstanding as of June 30, 2016 and December 31, 2015, respectively	95,030,000	45,030,000
Common Stock – $0.10 par value per share: 71,000,000 and 62,000,000 shares authorized; 27,611,161 and 27,086,838 shares issued and outstanding as of June 30, 2016 and December 31, 2015, respectively	2,761,116	2,708,684
Excess Stock – $0.10 par value per share: 3,000,000 shares authorized; no shares issued or outstanding as of June 30, 2016 and December 31, 2015, respectively	-0-	-0-
Additional Paid-In Capital	102,285,354	109,629,260
Accumulated Other Comprehensive Income (Loss)	16,309,598	(2,056,726)
Accumulated Deficit	(667,793)	(667,793)
Total Shareholders’ Equity	307,313,275	246,238,425

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$652,048,063	$600,317,390

UMH Properties, Inc. | Second Quarter FY 2016 Supplemental Information	4

Consolidated Statements of Income (Loss)
(unaudited)
	Three Month Ended		Six Months Ended
	6/30/2016	6/30/2015	6/30/2016	6/30/2015
INCOME:
Rental and Related Income	$22,423,876	$17,937,342	$44,210,056	$35,153,028
Sales of Manufactured Homes	2,786,831	1,616,101	4,505,025	2,744,501
TOTAL INCOME	25,210,707	19,553,443	48,715,081	37,897,529

EXPENSES:
Community Operating Expenses	10,718,738	9,139,539	21,274,676	17,952,028
Cost of Sales of Manufactured Homes	2,161,344	1,238,854	3,475,272	2,119,524
Selling Expenses	674,717	658,028	1,458,469	1,343,567
General and Administrative Expenses	1,943,011	1,808,958	3,639,933	3,465,658
Acquisition Costs	-0-	188,248	-0-	294,379
Depreciation Expense	5,679,167	4,451,195	11,205,009	8,679,469
TOTAL EXPENSES	21,176,977	17,484,822	41,053,359	33,854,625

OTHER INCOME (EXPENSE):
Interest Income	397,083	466,129	805,959	944,462
Dividend Income	1,623,844	1,006,876	3,079,379	2,101,654
Gain on Sales of Securities Transactions, net	782,373	21,548	1,014,378	79,748
Other Income	155,763	88,692	249,213	138,556
Interest Expense	(3,896,305)	(3,373,955)	(7,829,782)	(6,315,609)
TOTAL OTHER INCOME (EXPENSE)	(937,242)	(1,790,710)	(2,680,853)	(3,051,189)

Income before Loss on Sales of Investment Property and Equipment	3,096,488	277,911	4,980,869	991,715
Loss on Sales of Investment Propertyand Equipment	(45,026)	(73,929)	(22,938)	(69,216)
NET INCOME	3,051,462	203,982	4,957,931	922,499

Less: Preferred Dividends	3,734,191	1,889,147	6,523,938	3,778,294

NET LOSS ATTRIBUTABLE TO
COMMON SHAREHOLDERS	$(682,729)	$(1,685,165)	$(1,566,007)	$(2,855,795)

UMH Properties, Inc. | Second Quarter FY 2016 Supplemental Information	5

Consolidated Statements of Cash Flows
(unaudited)
	6/30/2016	6/30/2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$4,957,931	$922,499
Non-Cash Items Included in Net Income:
Depreciation	11,205,009	8,679,469
Amortization of Financing Costs	384,813	265,889
Stock Compensation Expense	476,773	453,678
Provision for Uncollectible Notes and Other Receivables	546,363	532,530
Gain on Sales of Securities Transactions, net	(1,014,378)	(79,748)
Loss on Sales of Investment Property and Equipment	22,938	69,216
Changes in Operating Assets and Liabilities:
Inventory of Manufactured Homes	(3,522,102)	(1,810,611)
Notes and Other Receivables	(596,916)	1,231,705
Prepaid Expenses	(391,371)	(1,793,057)
Accounts Payable	535,204	932,400
Accrued Liabilities and Deposits	(1,327,397)	523,496
Tenant Security Deposits	411,956	319,327
Net Cash Provided by Operating Activities	11,688,823	10,246,793

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Manufactured Home Communities, net of Mortgages Assumed	-0-	(10,326,524)
Purchase of Investment Property and Equipment	(26,353,180)	(20,349,094)
Proceeds from Sales of Investment Property and Equipment	635,264	262,578
Additions to Land Development Costs	(1,316,797)	(263,228)
Purchase of Securities Available for Sale	(17,193,903)	(7,528,787)
Proceeds from Sales of Securities Available for Sale	7,710,233	1,051,503
Net Cash Used in Investing Activities	(36,518,383)	(37,153,552)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Mortgages, net of Mortgages Assumed	15,458,000	57,655,000
Net Payments on Short Term Borrowings	(12,531,013)	(12,502,890)
Principal Payments of Mortgages and Loans	(11,946,213)	(18,304,724)
Financing Costs on Debt	(370,392)	(1,211,513)
Proceeds from Issuance of Preferred Stock, net	49,120,853	-0-
Proceeds from Issuance of Common Stock, net of Reinvestments	2,830,263	13,973,648
Proceeds from Exercise of Stock Options	591,225	151,200
Preferred Dividends Paid	(6,595,262)	(3,778,294)
Common Dividends Paid, net of Reinvestments	(8,673,257)	(8,127,627)
Net Cash Provided by Financing Activities	27,884,204	27,854,800

NET INCREASE IN CASH AND CASH EQUIVALENTS	3,054,644	948,041
CASH AND CASH EQUIVALENTS – BEGINNING OF PERIOD	6,535,897	8,082,792
CASH AND CASH EQUIVALENTS – END OF PERIOD	$9,590,541	$9,030,833

UMH Properties, Inc. | Second Quarter FY 2016 Supplemental Information	6

Reconciliation of Net Income to EBITDA and Net Loss Attributable
to Common Shareholders to FFO, Core FFO and Normalized FFO
(unaudited)

	Three Months Ended		Six Months Ended
	6/30/2016	6/30/2015	6/30/2016	6/30/2015
Reconciliation of Net Income To EBITDA

Net Income	$3,051,462	$203,982	$4,957,931	$922,499
Interest Expense	3,896,305	3,373,955	7,829,782	6,315,609
Franchise Taxes	92,925	88,500	185,850	177,000
Depreciation Expense	5,679,167	4,451,195	11,205,009	8,679,469
Acquisition Costs	-0-	188,248	-0-	294,379

EBITDA	$12,719,859	$8,305,880	$24,178,572	$16,388,956

Reconciliation of Net Loss Attributable to Common Shareholders to Funds from Operations

Net Loss Attributable to Common Shareholders	$(682,729)	$(1,685,165)	$(1,566,007)	$(2,855,795)
Depreciation Expense	5,679,167	4,451,195	11,205,009	8,679,469
Loss on Sales of Depreciable Assets	45,026	73,929	22,938	69,216

Funds from Operations (“FFO”)	5,041,464	2,839,959	9,661,940	5,892,890

Adjustments:
Acquisition Costs	-0-	188,248	-0-	294,379
Cost of Early Extinguishment of Debt	-0-	89,396	-0-	89,396

Core Funds from Operations (“Core FFO”)	5,041,464	3,117,603	9,661,940	6,276,665

Adjustments:
Gain on Sale of Securities Transactions, net	(782,373)	(21,548)	(1,014,378)	(79,748)
Settlement of Memphis Mobile City Litigation	-0-	-0-	-0-	125,000

Normalized Funds From Operations
(“Normalized FFO”)	$4,259,091	$3,096,055	$8,647,562	$6,321,917

UMH Properties, Inc. | Second Quarter FY 2016 Supplemental Information	7

Market Capitalization, Debt and Coverage Ratios
(unaudited)

	Year to Date				Year Ended
	6/30/2016		6/30/2015		12/31/2015
Shares Outstanding	27,611,161		26,026,755		27,086,838
Market Price Per Share	$11.25		$9.80		$10.12
Equity Market Capitalization	$310,625,561		$255,062,199		$274,118,801
Total Debt	331,907,203		286,073,543		340,912,008
Preferred	186,625,000		91,595,000		136,625,000
Total Market Capitalization	$829,157,764		$632,730,742		$751,655,809

Total Debt	$331,907,203		$286,073,543		$340,912,008
Less: Cash and Cash Equivalents	(9,590,541)		(9,030,833)		(6,535,897)
Net Debt	322,316,662		277,042,710		334,376,111
Less: Securities Available for Sale at Fair Value (“Securities”)	(103,916,497)		(63,347,985)		(75,011,260)
Net Debt Less Securities	$218,400,165		$213,694,725		$259,364,851

Interest Expense	$7,829,782		$6,315,609		$14,074,446
Capitalized Interest	168,948		143,114		277,944
Preferred Dividends	6,523,938		3,778,294		8,267,198
Total Fixed Charges	$14,522,668		$10,237,017		$22,619,588

EBITDA	$24,178,572		$16,388,956		$36,368,381

Debt and Coverage Ratios

Net Debt / Total Market Capitalization	38.9%		43.8%		44.5%

Net Debt Plus Preferred / Total Market Capitalization	61.4%		58.3%		62.7%

Net Debt Less Securities / Total Market Capitalization	26.3%		33.8%		34.5%

Net Debt Less Securities Plus Preferred / Total Market Capitalization	48.8%		48.2%		52.7%

Interest Coverage	3.1	x	2.6	x	2.6	x

Fixed Charge Coverage	1.7	x	1.6	x	1.6	x

Net Debt / EBITDA	6.7	x	8.5	x	9.2	x

Net Debt Less Securities/ EBITDA	4.5	x	6.5	x	7.1	x

Net Debt Plus Preferred / EBITDA	10.5	x	11.2	x	13.0	x

Net Debt Less Securities Plus Preferred / EBITDA	8.4	x	9.3	x	10.9	x

UMH Properties, Inc. | Second Quarter FY 2016 Supplemental Information	8

Debt Analysis
(unaudited)	Year to Date		Year Ended
	6/30/2016	6/30/2015	12/31/2015
Debt Outstanding
Mortgages Payable:
Fixed Rate Mortgages (1)	$289,630,588	$223,475,954	$285,958,808
Variable Rate Mortgages	518,295	835,652	678,288
Total Mortgages Before
Unamortized Debt Issuance Costs	290,148,883	224,311,606	286,637,096
Unamortized Debt Issuance Costs	(3,566,301)	(2,884,004)	(3,587,294)
Mortgages, Net of Unamortized
Debt Issuance Costs	$286,582,582	$221,427,602	$283,049,802
Loans Payable:
Unsecured Line of Credit	$15,000,000	$30,000,000	$15,000,000
Other Loans Payable	30,455,492	34,936,340	42,986,503
Total Loans Before
Unamortized Debt Issuance Costs	45,455,492	64,936,340	57,986,503
Unamortized Debt Issuance Costs	(130,871)	(290,399)	(124,297)
Loans, Net of Unamortized
Debt Issuance Costs	$45,324,621	$64,645,941	$57,862,206

Total Debt	$331,907,203	$286,073,543	$340,912,008

% Fixed/Floating
Fixed	87.8%	78.9%	84.5%
Floating	12.2%	21.1%	15.5%
Total	100.0%	100.0%	100.0%

Weighted Average Interest Rates
Mortgages Payable	4.47%	4.68%	4.55%
Loans Payable	3.59%	3.46%	3.75%
Total Average	4.35%	4.41%	4.42%

Notes:
(1) Includes a variable rate mortgage with a balance of $11,020,831, $11,797,017 and $11,416,309 as of June 30, 2016, June 30, 2015 and December 31, 2015, respectively, which has been effectively fixed at an interest rate of 3.89% with an interest rate swap agreement.

UMH Properties, Inc. | Second Quarter FY 2016 Supplemental Information	9

Debt Maturity

(unaudited)

Total Debt ($000's)
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
Thereafter
Mortgages
Loans

As of 6/30/2016:
Fiscal Year Ended	Mortgages	Loans		Total	% of Total
2016	$-0-	$8,536,293		8,536,293	2.5%
2017	29,958,267	19,191,158	(1)	49,149,425	14.7%
2018	9,404,569	195,459		9,600,028	2.9%
2019	3,012,833	4,197,291		7,210,124	2.1%
2020	12,705,050	190,187		12,895,237	3.8%
Thereafter	235,068,164	13,145,104		248,213,268	74.0%

Total Debt Before Unamortized Debt Issuance Cost	290,148,883	45,455,492		335,604,375	100.0%

Unamortized Financing Cost	(3,566,301)	(130,871)		(3,697,172)

Total Debt, Net of Unamortized
Debt Issuance Costs	$286,582,582	$45,324,621		$331,907,203

Notes:
(1) Includes $15 million balance outstanding on the Company’s Line of Credit due March 2017.

UMH Properties, Inc. | Second Quarter FY 2016 Supplemental Information	10

Property Summary and Snapshot

(unaudited)

	6/30/2016	6/30/2015	% Change

Communities	98	92	6.5%
Developed Sites	17,760	15,654	13.5%
Occupied	14,213	12,702	11.9%
Occupancy % (1)	80.7%	82.0%	-1.3%
Monthly Rent Per Site	$419	$405	3.5%
Total Rentals	4,142	2,916	42.0%
Occupied Rentals	3,911	2,771	41.1%
Rental Occupancy %	94.4%	95.0%	-0.6%
Monthly Rent per Home Rental	$704	$681	3.4%

Region	Number	Total Acreage	Developed Acreage	Vacant Acreage	Total Sites	Occupied Sites	Occupancy Percentage	Monthly Rent Per Site	Total Rentals	Occupied Rentals	Rental Occupancy Percentage	Monthly Rent Per Home Rental
		(2)		(2)			(1)					(3)

Indiana	9	661	561	100	2,654	1,899	71.6%	$394	741	719	97.0%	$702
Michigan	2	68	68	-0-	354	233	65.8%	$419	99	92	92.9%	$691
New Jersey	4	349	187	162	1,006	968	96.2%	$586	37	37	100.0%	$918
New York	7	397	301	96	1,132	911	80.5%	$486	229	220	96.1%	$834
Ohio	27	1,132	881	251	4,301	3,355	78.0%	$350	897	841	93.8%	$643
E. Pennsylvania	26	964	805	159	3,591	3,049	84.9%	$457	727	667	91.7%	$726
W. Pennsylvania	16	904	723	181	2,910	2,238	76.9%	$392	709	658	92.8%	$713
Tennessee	7	414	322	92	1,812	1,560	86.1%	$424	703	677	96.3%	$699
Total as of June 30, 2016	98	4,889	3,848	1,041	17,760	14,213	80.7%	$419	4,142	3,911	94.4%	$704

Notes
(1) The 156 Vacant Sites at Memphis Blues are not included in the calculation of occupancy.
(2) Total and Vacant Acreage of 220 for the Mountain View Estates property is not included in the summary since there are no current sites and approval for sites is still in process.
(3) Includes home and site rent charges.

UMH Properties, Inc. | Second Quarter FY 2016 Supplemental Information	11

Same Property Statistics
(unaudited)
	For Three Months Ended				For Six Months Ended
	6/30/2016	6/30/2015	Change	% Change	6/30/2016	6/30/2015	Change	% Change
Community Net Operating Income

Rental and Related Income	$20,092,246	$17,605,085	$2,487,161	14.1%	$39,337,415	$34,717,076	$4,620,339	13.3%
Community Operating Expenses	9,107,587	8,553,152	554,435	6.5%	18,013,775	16,804,993	1,208,782	7.2%

Community NOI	$10,984,659	$9,051,933	$1,932,726	21.4%	$21,323,640	$17,912,083	$3,411,557	19.0%

	Year to Date
	6/30/2016	6/30/2015	% Change
Other Information
Total Sites	14,824	14,871	-0.3%
Occupied Sites	12,483	12,253	1.9%
Occupancy %	84.2%	82.4%	1.8%
Number of Properties	88	88	N/A
Developed Acreage	3,228	3,228	N/A
Vacant Acreage	922	922	N/A
Monthly Rent Per Site	$423	$408	3.7%
Total Rentals	3,675	2,904	26.5%
Occupied Rentals	3,470	2,763	25.6%
Rental Occupancy	94.4%	95.1%	-0.7%
Monthly Rent Per Home Rental	$709	$681	4.1%

Notes:
Same Property includes all properties owned as of January 1, 2015, with the exception of Memphis Blues.

UMH Properties, Inc. | Second Quarter FY 2016 Supplemental Information	12

Acquisition Summary

At Acquisition:

Year	Number of Communities	Sites	Occupied Sites	Occupancy %	Price	Total Acres

2013	17	2,738	2,279	83%	88,270,000	232
2014	14	1,612	1,230	76%	42,550,000	547
2015	10	2,774	1,764	64%	81,217,000	717

Property Portfolio

UMH Properties, Inc. | Second Quarter FY 2016 Supplemental Information	13

Definitions

Investors and analysts following the real estate industry utilize funds from operations (“FFO”), core funds from operations (“Core FFO”), normalized funds from operations (“Normalized FFO”), community NOI, same property NOI, and earnings before interest, taxes, depreciation and amortization (“EBITDA”), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers Community NOI, Same Property NOI, EBITDA, FFO, and Core FFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts for the effects of acquisitions costs and costs of early extinguishment of debt. Community NOI and Same Property NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. In addition, Community NOI, Same Property NOI, EBITDA, FFO, and Core FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

Core FFO is calculated as FFO plus acquisition costs and costs of extinguishment of debt.

Normalized FFO is calculated as Core FFO excluding gains and losses realized on securities investments and certain one-time charges.

Community NOI is calculated as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. Community NOI excludes realized gains (losses) on securities transactions.

Same Property NOI is calculated as Community NOI, using all properties owned as of January 1, 2015, with the exception of Memphis Blues.

EBITDA is calculated as net income plus interest expense, franchise taxes and depreciation expense.

Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations, or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

UMH Properties, Inc. | Second Quarter FY 2016 Supplemental Information	14

Press Release Dated August 4, 2016

FOR IMMEDIATE RELEASE	August 4, 2016
Contact: Nelli Madden
732-577-9997

UMH PROPERTIES, INC. REPORTS 2nd QUARTER 2016 EARNINGS

FREEHOLD, NJ, August 4, 2016........ UMH Properties, Inc. (NYSE:UMH) reported Core Funds from Operations (“Core FFO”) of $5,041,000 or $0.18 per diluted share for the quarter ended June 30, 2016 as compared to $3,118,000 or $0.12 per diluted share for the quarter ended June 30, 2015, representing an increase in Core FFO per diluted share of 50%. Normalized Funds from Operations (“Normalized FFO”), was $4,259,000 or $0.16 per diluted share for the quarter ended June 30, 2016, as compared to $3,096,000 or $0.12 per diluted share for the quarter ended June 30, 2015, representing an increase in Normalized FFO per diluted share of 33%.

A summary of significant financial information for the three and six months ended June 30, 2016 and 2015 is as follows:

	For the Three Months Ended
	June 30,
	2016	2015

Total Income	$25,211,000	$19,553,000
Total Expenses	$21,177,000	$17,485,000
Gain on Securities Transactions, net	$782,000	$22,000
Net Loss Attributable to Common Shareholders	$(683,000)	$(1,685,000)
Net Loss Attributable to Common Shareholders per Diluted Common Share	$(0.03)	$(0.06)
Core FFO (1)	$5,041,000	$3,118,000
Core FFO (1) per Diluted Common Share	$0.18	$0.12
Normalized FFO (1)	$4,259,000	$3,096,000
Normalized FFO (1) per Diluted Common Share	$0.16	$0.12
Weighted Average Diluted Shares Outstanding	27,436,000	25,702,000

	For the Six Months Ended
	June 30,
	2016	2015

Total Income	$48,715,000	$37,898,000
Total Expenses	$41,053,000	$33,855,000
Gain on Securities Transactions, net	$1,014,000	$80,000
Net Loss Attributable to Common Shareholders	$(1,566,000)	$(2,856,000)
Net Loss Attributable to Common Shareholders per Diluted Common Share	$(0.06)	$(0.11)
Core FFO (1)	$9,662,000	$6,277,000
Core FFO (1) per Diluted Common Share	$0.35	$0.25
Normalized FFO (1)	$8,648,000	$6,322,000
Normalized FFO (1) per Diluted Common Share	$0.32	$0.25
Weighted Average Diluted Shares Outstanding	27,301,000	25,262,000

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UMH Properties, Inc. | Second Quarter FY 2016 Supplemental Information	15

A summary of significant balance sheet information as of June 30, 2016 and December 31, 2015 is as follows:

	June 30, 2016	December 31, 2015

Gross Real Estate Investments	$602,456,000	$577,709,000
Securities Available for Sale at Fair Value	$103,916,000	$75,011,000
Total Assets	$652,048,000	$600,317,000
Mortgages Payable, net	$286,583,000	$283,050,000
Loans Payable, net	$45,325,000	$57,862,000
Total Shareholders’ Equity	$307,313,000	$246,238,000

Samuel A. Landy, President and CEO, commented on the results of the second quarter of 2016.

“We are pleased to announce another strong quarter of operating results. During the quarter, we:

●	Increased Core FFO per diluted share to $0.18, representing a 50.0% increase over the prior year period;

●	Increased Normalized FFO per diluted share to $0.16, representing a 33.3% increase over the prior year period;

●	Increased Rental and Related Income by 25.0% over the prior year period;

●	Increased Community Net Operating Income (“NOI”) by 33.0% over the prior year period;

●	Increased Same Property Occupancy by 180 basis points over the prior year period from 82.4% to 84.2%;

●	Increased Same Property NOI by 21.4% over the prior year period;

●	Decreased our Operating Expense Ratio by 320 basis points over the prior year period from 51.0% to 47.8%;

●	Increased homes sales by 72.4% over the prior year period from $1.6 million to $2.8 million and increased the number of homes sold by 53% from 32 homes sold to 49 homes sold;

●	Increased our rental home portfolio by 228 homes, representing an increase of 5.8% from the first quarter of 2016 and a 42.0% increase over the prior year period to approximately 4,100 total rental homes;

●	Increased rental home occupancy by 150 basis points from 92.9% at yearend 2015 to 94.4% at quarter end;

●	Increased the unrealized gain on our REIT securities investments to $16.4 million at quarter end, in addition to recognizing realized gains of $782,000; and

●	Issued 2,000,000 shares of our 8.0% Series B Cumulative Redeemable Preferred Stock in a registered direct placement at a purchase price of $25.50 per share, raising approximately $49.1 million in net proceeds.”

“The positive momentum created by our strong first quarter performance has continued into the second quarter, with double-digit Core FFO and Normalized FFO per share growth. This growth was fueled by healthy same property metrics. Over the prior year period, same property occupancy rose 180 basis points, same property revenue increased 14.1% and same property NOI increased 21.4%. These results demonstrate the strength of our business plan. We have been acquiring communities in strong geographic locations below replacement cost, making necessary improvements and growing occupancy and revenue by utilizing our rental home and sales programs. We anticipate that this trend will continue throughout the remainder of the year and into 2017.”

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UMH Properties, Inc. | Second Quarter FY 2016 Supplemental Information	16

“The performance of our securities portfolio has been outstanding. We have brought the portfolio from a $2.1 million unrealized loss at yearend to a $16.4 million unrealized gain at quarter end, representing an increase of $18.5 million over the six month period. The portfolio continues to deliver outstanding performance subsequent to quarter end.”

“During the quarter we also completed the sale of 2,000,000 shares of our 8.0% Series B Cumulative Redeemable Preferred Stock in a registered direct placement at a purchase price of $25.50 per share. We raised approximately $49.1 million in net proceeds, which have not yet been fully deployed. The proceeds from this offering will be used to fund our upcoming acquisitions and for the purchase of additional rental homes, which will generate additional per share earnings accretion once they are fully deployed.”

“We look forward to building on the substantial progress we have made thus far.”

UMH Properties, Inc. will host its Second Quarter 2016 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Friday, August 5, 2016 at 10:00 a.m. Eastern Time.

The Company’s 2016 second quarter financial results being released herein will be available on the Company’s website at www.umh.reit in the “Financial Information and Filings” section.

To participate in the webcast, select the microphone icon found on the homepage www.umh.reit to access the call. Interested parties can also participate via conference call by calling toll free 877-513-1898 (domestically) or 412-902-4147 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Friday, August 5, 2016. It will be available until November 1, 2016, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10087367. A transcript of the call and the webcast replay will be available at the company’s website, www.umh.reit.

UMH Properties, Inc., which was organized in 1968, is a public equity REIT that owns and operates ninety-eight manufactured home communities containing approximately 17,800 developed homesites. These communities are located in New Jersey, New York, Ohio, Pennsylvania, Tennessee, Indiana and Michigan. In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

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UMH Properties, Inc. | Second Quarter FY 2016 Supplemental Information	17

Note:

(1)

Non-GAAP Information: We assess and measure our overall operating results based upon an industry performance measure referred to as Funds From Operations (“FFO”), which management believes is a useful indicator of our operating performance. FFO is used by industry analysts and investors as a supplemental operating performance measure of a REIT. FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), represents Net Income (Loss) Attributable to Common Shareholders, as defined by accounting principles generally accepted in the United States of America (“U.S. GAAP”), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. NAREIT created FFO as a non-U.S. GAAP supplemental measure of REIT operating performance. We define Core Funds From Operations (“Core FFO”) as FFO plus acquisition costs and costs of early extinguishment of debt. We define Normalized Funds From Operations (“Normalized FFO”) as Core FFO excluding gains and losses realized on securities investments and certain non-recurring charges. We define Community NOI as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. Community NOI excludes realized gains (losses) on securities transactions. FFO, Core FFO and Normalized FFO, as well as Community NOI should be considered as supplemental measures of operating performance used by REITs. FFO, Core FFO and Normalized FFO exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have a different cost basis. However, other REITs may use different methodologies to calculate FFO, Core FFO, Normalized FFO and Community NOI and, accordingly, our FFO, Core FFO, Normalized FFO and Community NOI may not be comparable to all other REITs. The items excluded from FFO, Core FFO and Normalized FFO are significant components in understanding the Company’s financial performance.

FFO, Core FFO and Normalized FFO (i) do not represent Cash Flow from Operations as defined by U.S. GAAP; (ii) should not be considered as an alternative to net income (loss) as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity

The reconciliation of the Company’s U.S. GAAP net income (loss) to the Company’s FFO, Core FFO and Normalized FFO for the three and six months ended June 30, 2016 and 2015 are calculated as follows:

	Three Months Ended		Six Months Ended
	6/30/16	6/30/15	6/30/16	6/30/15
Net Income (Loss) Attributable to Common Shareholders	$(683,000)	$(1,685,000)	$(1,566,000)	$(2,856,000)
Depreciation Expense	5,679,000	4,451,000	11,205,000	8,680,000
Loss on Sales of Depreciable Assets	45,000	74,000	23,000	69,000
FFO Attributable to Common Shareholders	5,041,000	2,840,000	9,662,000	5,893,000
Acquisition Costs	-0-	188,000	-0-	294,000
Cost of Early Extinguishment of Debt	-0-	90,000	-0-	90,000
Core FFO Attributable to Common Shareholders	5,041,000	3,118,000	9,662,000	6,277,000
Gain on Sale of Securities Transactions, net	(782,000)	(22,000)	(1,014,000)	(80,000)
Settlement of Litigation	-0-	-0-	-0-	125,000
Normalized FFO Attributable to Common Shareholders	$4,259,000	$3,096,000	$8,648,000	$6,322,000

The following are the cash flows provided (used) by operating, investing and financing activities for the six months ended June 30, 2016 and 2015:

	2016	2015
Operating Activities	$11,689,000	$10,247,000
Investing Activities	(36,518,000)	(37,154,000)
Financing Activities	27,884,000	27,855,000

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UMH Properties, Inc. | Second Quarter FY 2016 Supplemental Information	18